Exhibit 10.35

SUMMARY OF THE COMPENSATION ARRANGEMENTS OF THE COMPANY’S NAMED

EXECUTIVE OFFICERS FOR FISCAL 2008

At a meeting held on October 9, 2007, the Compensation Committee of the Board of Directors of Family Dollar Stores, Inc. (the “Company”) approved annual compensation packages for the Company’s principal executive officer (“PEO”), principal financial officer (“PFO”) and the three most highly compensated executive officers other than the PEO and PFO who were serving as executive officers of the Company at the end of the Company’s fiscal year ended September 1, 2007 (collectively, “named executive officers”), as follows:

Name	Base Salary	Cash Bonus Award Plan Percentage	Stock Options	Target Performance Share Grants (3 Year Performance Period)
Howard R. Levine (PEO)	$880,000	100%	165,367	51,527
R. James Kelly	$650,000	75%	121,334	37,807
Robert George	$390,000	55%	26,934	8,393
Charlie Gibson	$357,000	55%	26,667	8,310
Kenneth T. Smith (PFO)	$250,000	40%	13,334	4,155

The foregoing does not constitute a complete summary of the compensation terms of the named executive officers and reference is made to the following Company plans with respect to various aspects of the compensation packages awarded to each named executive officer: (i) Family Dollar Stores, Inc. 2006 Incentive Plan (filed as Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on January 25, 2006); (ii) Family Dollar Stores, Inc. 2006 Incentive Plan Guidelines for Long-Term Incentive Performance Share Rights Awards (filed as Exhibit 10.4 to the Company’s Form 10-Q filed with the SEC on April 12, 2007); (iii) Family Dollar Stores, Inc. 2006 Incentive Plan 2006 Non-Qualified Stock Option Grant Program (filed as Exhibit 10.3 to the Company’s Form 8-K filed with the SEC on January 25, 2006); and (iv) the Family Dollar Stores, Inc. 2006 Incentive Plan Guidelines for Annual Cash Bonus Awards (filed as Exhibit 10 to the Company’s Form 8-K filed with the SEC on September 4, 2007).

Reference is also made to (i) the employment agreements between the Company and Messrs. Levine and Kelly, which have been previously filed as Exhibits 10.2 and 10.3, respectively, to the Company’s report on Form 8-K filed with the SEC on August 24, 2005 (along with amendments to such agreements, filed as Exhibits 10.2 and 10.3 to the Company’s report on Form 8-K filed with the SEC on August 21, 2006), (ii) the Employment Agreement between the Company and Mr. George, filed as Exhibit 10 to the Company’s report on Form 8-K filed with the SEC on November 25, 2005, and (iii) the Employment Agreement between the Company and Mr. Gibson, filed as Exhibit 10.32 to the Company’s Form 10-K filed with the SEC on November 7, 2005.